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                                                                      EXHIBIT 23

                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-70368, 333-43124, 33-86354 and 33-83958.



Arthur Andersen LLP
St. Louis, Missouri,
November 26, 2001





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